Exhibit 99.2

eAUTOCLAIMS.COM, INC.

STOCK SUBSCRIPTION AGREEMENT

1.     General. This Subscription Agreement is dated as of May 30, 2008, and sets forth the terms under which the undersigned investor, W. AUSTIN LEWIS IV (the “Investor”), is acquiring 11,428,571 shares of the common stock (“Shares”) of eAUTOCLAIMS.COM, INC., a Nevada corporation (the “Company”), for a purchase price of $400,000.00 or $.035 per Share. In addition to the Shares, and for no additional consideration, the Company will deliver its Stock Purchase Warrant to the Investor for the purchase of up to 8,571,428 Shares at a purchase price of $.035, subject to redemption by the Company under certain circumstances (the “Warrant’). The Shares, the Warrant and the Shares underlying the Warrant being purchased pursuant to this Subscription Agreement are collectively referred to herein as the “Securities”.

The Company is offering the Shares at an initial purchase price of $.035 per Share. The Company is reserving up to an additional 8,571,428 Shares of its common stock which may be issued to the Investors pursuant to the terms of the Warrant, as hereafter described. The Investor is also granted piggyback registration rights in connection with this offering as more fully described in Section 6 of this Subscription Agreement.

The Securities are being offered by the Company to a suitable Investor pursuant to Rules 505 or 506 of Regulation D and Section 4(2) of the Securities Act of 1933, as amended. Execution of this Subscription Agreement by the Investor shall constitute an offer by the Investor to subscribe for the Securities on the terms and conditions specified herein and in the Term Sheet. The Company reserves the right to reject such subscription offer, or, by executing a copy of this Subscription Agreement, to accept such offer.

2.        Acceptance of Subscription Agreement. The Company’s acceptance of this Subscription Agreement shall be indicated by the execution hereof by an officer of the Company.

3.        Investor’s Representations, Warranties and Covenants. The Investor represents, warrants and covenants to the Company as follows:

a.        He acknowledges that he has been furnished with and has been given access to all underlying documents in connection with this transaction as well as such other information as he deems necessary or appropriate as a prudent and knowledgeable investor in evaluating his investment in the Securities. He further acknowledges that the Company has given him the opportunity to obtain additional information and to evaluate the merits and risks of his investment. He acknowledges that he has had the opportunity to ask questions of, and receive satisfactory answers from, the officers and directors of the Company concerning the terms and conditions of the offering.

b.        He acknowledges that this transaction has not been scrutinized by the United States Securities and Exchange Commission or by any state securities commissions.

c.        He has adequate means of providing for his current and future needs and possible personal contingencies, and has no need for liquidity of his investment in the Securities.

d.        He can bear the economic risk of losing his entire investment in the Securities.

e.        He is acquiring the Securities for his own account, for investment only and not with a view toward the resale, fractionalization, division or distribution thereof and he has no present plans to enter into any contract, undertaking, agreement or arrangement for any such resale, distribution, division or fractionalization thereof.

f.         He does not have an overall commitment to investments that are not readily marketable, including the Securities and other similar investments, disproportionate to his net worth or gross income.

g.        He understands that the offer and sale of the Securities is being made by means of a private placement and that he has read or reviewed and is familiar with this Subscription Agreement and the Company’s filings under the Securities Exchange Act of 1934, as amended.

h.        He was previously informed that all documents, records and books pertaining to this investment were at all times available at the offices of the Company, located at 110 East Douglas Road, Oldsmar, Florida 34677; that all such documents, records and books pertaining to this investment requested by the Investor have been made available to him and any persons he has retained to advise him; and that he has no questions concerning any aspect of the investment for which he has not previously received satisfactory answers.

i.         He and his agents or advisers have had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning the terms and conditions of this Subscription Agreement and the transactions contemplated hereby and thereby, as well as the affairs of the Company and related matters.

j.         He has had an opportunity to obtain additional information necessary to verify the accuracy of the information referred to in subparagraph (i) hereof. Specifically, the Investor acknowledges receipt and confirms Investor has thoroughly reviewed and read the Company’s Form 10-KSB for the year ended July 31, 2007 and the Company’s Form 10-QSB for the three (3) months periods ended October 31, 2007, January 31, 2008 and April 30, 2008.

k.           HE UNDERSTANDS THAT THE SECURITIES ARE A SPECULATIVE INVESTMENT, WHICH INVOLVE A HIGH DEGREE OF RISK OF LOSS BY HIM OF HIS ENTIRE INVESTMENT. THERE IS NO ASSURANCE THAT THE RISKS SET FORTH IN THIS SUBSCRIPTION AGREEMENT ARE THE MOST SIGNIFICANT WHICH AN INVESTOR SHOULD CONSIDER.

l.            He understands all aspects of and risks associated with this investment or has consulted with his own financial adviser who has advised him thereof and he has no further questions with respect thereto.

m.          Unless the Shares are registered as described in Section 6, the undersigned will be required to comply with the provisions of Rule 144 adopted by the Securities and Exchange Commission under the Securities Act with respect to the resale of the Shares. Investor understands Rule 144 has at least a six (6) month holding period and limits on the amount of securities that may be sold in any 90 day period. THUS, THE INVESTOR MAY NOT BE ABLE TO LIQUIDATE HIS INVESTMENT OR TRANSFER ANY SHARES WITHOUT POTENTIAL ADVERSE FINANCIAL CONSEQUENCES. THEREFORE, THE SECURITIES SHOULD NOT BE PURCHASED UNLESS THE INVESTOR HAS LIQUID ASSETS SUFFICIENT TO ASSURE THAT SUCH PURCHASE WILL CAUSE NO UNDUE FINANCIAL DIFFICULTIES AND UNLESS THE INVESTOR CAN OTHERWISE PROVIDE FOR HIS CURRENT NEEDS AND POSSIBLE PERSONAL CONTINGENCIES.

n.        He is knowledgeable and experienced in financial and business matters. He and/or his financial or business advisers, if any, are capable of evaluating the merits and risks of an investment in the Securities.

o.        All information which he has provided to the Company concerning his financial position and knowledge of financial and business matters is correct and complete as of the date set forth at the end of this Subscription Agreement, and if there should be any material change in such information prior to acceptance of this Subscription Agreement by the Company, he will immediately provide the Company with such information.

p.        He is a bona fide resident of the State of Florida, maintains his principal residence there or has a driver’s license in that state, and is at least eighteen (18) years of age.

q.        If he is executing this Subscription Agreement on behalf of a corporation, partnership, trust or other entity, he has been duly authorized by such entity to execute this Subscription Agreement and all other instruments in connection with the purchase of the Shares, his signature is binding upon such corporation, partnership, trust or other entity and he represents and warrants that such corporation, partnership, trust or other entity was not organized for the purpose of acquiring the Shares subscribed for pursuant to this Subscription Agreement and that the acquisition of the Shares is an authorized investment of the corporation, partnership, trust or other entity.

r.         He is aware that that Company will pay a fee to Brimberg and Co. in connection with this transaction.

s.        This Subscription Agreement shall be binding upon the heirs, estate, legal representatives, successors and assigns of the undersigned.

4.        Regulation FD Confidentiality Covenant of Investor. The Investor understands that certain of the information made available to Investor in connection with the purchase of the Securities is confidential and no currently publicly available. Accordingly, the Investor expressly agrees to treat the information provided to Investor regarding the Company, including possible future transactions, in strict confidence and not disclose such information to any other party. Investor understands the Company is relying upon Investor’s agreement of confidentiality to comply with the exemptive provisions of Regulation FD as set forth in Rule 100(a)(b)(2)(ii) of Regulation FD.

5.        Company’s Representations and Warranties. The Company hereby represents and warrants as follows:

a.        (i)         It is duly organized, validly existing and in good standing under the laws of Nevada;

           (ii)        the Company has all requisite power and authority to sell the Securities as provided herein;

(iii)      the Company is current in its periodic reporting obligations under the Securities Exchange Act of 1934, as amended;

(iv)      this Subscription Agreement has been duly executed and delivered on its behalf and constitutes its legal, valid and binding agreement;

(v)       If shares of the Company’s common stock are subdivided or combined into a greater or smaller number of shares of common stock, the number of shares reserved for issuance pursuant to the Warrant shall be proportionately reduced in case of subdivision of shares or proportionately increased in the case of combination of shares.

6.          Piggyback Registration Rights. If at any time prior to the removal of restrictive legends pursuant to Rule 144(k) (i.e. holding period), (i) the Company proposes to register shares of Common Stock under the Securities Act, other than on Forms S-8 , S-4 or any successor forms, in connection with a public offering of such shares for cash (a “Proposed Registration”) and (ii) a Registration Statement covering the resale of all of the shares (“Registrable Securities”) is not then effective and available for sales thereof by the Investors, the Company shall, at such time, promptly give each Investor written notice of such Proposed Registration. Each Investor shall have ten (10) Business Days from its receipt of such notice to deliver to the Company a written request specifying the amount of Registrable Securities that such Investor intends to sell and such Investor’s intended method of distribution. Upon receipt of such request, the Company shall use its best efforts to cause all Registrable Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Investor; provided, however, that the Company shall have the right to postpone or withdraw any Proposed Registration without obligation to the Investor. If, in connection with any underwritten public offering for the account of the Company or for stockholders of the Company that have contractual rights to require the Company to register shares of Common Stock, the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in a Proposed Registration because, in the judgment of such underwriter(s), marketing or other factors dictate such limitation is necessary to facilitate such offering, then the Company shall be obligated to include in such Proposed Registration only such limited portion of the Registrable Securities with respect to which each Investor has requested inclusion hereunder as such underwriter(s) shall permit. Any exclusion of Registrable Securities shall be made pro rate among the Investors seeking to include Registrable Securities in a Proposed Registration, in proportion to the number of Registrable Securities sought to be included by such Investors; provided, however, that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities, the holders of which are not entitled to inclusion of such securities in such Proposed Registration or are not entitled to pro rata inclusion with the Registrable Securities; and provided, further, that, after giving effect to the immediately preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Proposed Registration.

7.        Responsibility and Indemnification. The Company will exercise its best judgment in the conduct of all matters arising under this Subscription Agreement. The undersigned acknowledges that he understands the meaning and legal consequences of the representations and warranties contained herein, and he hereby agrees to indemnify and hold harmless the Company, its officers, directors, shareholders and employees, and any of their affiliates and their officers, directors, shareholders and employees, or any professional advisor or entity thereto, from and against any and all loss, damage, liability or expense, including costs and reasonable attorney’s fees, to which said entities and persons may be put or which they may incur by reason of, or in connection with, any misrepresentation made by the Investor, any breach of any of his warranties, or his failure to fulfill any of his covenants or agreements under this Subscription Agreement.

8.        Company Solely Responsible for Disclosure; No Independent Review or Opinions. The Company has assumed sole responsibility for compliance with the disclosure requirements of federal and state securities laws in connection with the offer and sale of the Shares. No law firm, accounting firm, securities broker/dealer or other third party has conducted any due diligence review of the Company and its business and affairs or any disclosures with respect thereto, written or oral, made by the Company or others. Notwithstanding the preparation of any documents or agreements related to the Company or this investment, the Company’s law firm has not rendered any legal opinions concerning any aspect of the Company’s business and affairs, including but not limited to, the validity or enforceability of any contracts, agreements, obligations or security interests related to an investment in the Company. By execution of this Subscription Agreement, the undersigned acknowledges that the Company is solely responsible for all disclosures to potential Investors concerning the Company and its business and affairs and that no legal opinions have been rendered by the Company’s law firm as described above.

9.        Survival of Representations, Warranties, Covenants and Agreements. The representations, warranties, covenants and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

10.      Notices. Any and all notices, designations, consents, offers, acceptances or any other communication provided for herein shall be given in writing by registered or certified mail which shall be addressed, in the case of the Company, to 110 East Douglas Road, Oldsmar, Florida 34677, and in the case of the Investor, to the address set forth in this Subscription Agreement or otherwise appearing on the books of the Company or his residence or to such other address as may be designated by him in writing.

11.      Miscellaneous. This Subscription Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Florida, both substantive and remedial. The section headings contained herein are for reference purposes only and shall not in any way affect the meaning or interpretation of this Subscription Agreement. This Subscription Agreement shall be enforceable in accordance with its terms and be binding upon and shall inure to the benefit of the parties hereto and their respective successors, assigns, executors and administrators, but this Subscription Agreement and the respective rights and obligations of the parties hereunder shall not be assignable by any party hereto without the prior written consent of the other. This Subscription Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof; supersedes all prior negotiations, letters and understandings relating to the subject matter hereof; and cannot be amended, supplemented or modified except by an instrument in writing signed by the party against whom enforcement of any such amendment, supplement or modification is sought. In the event of any litigation between the parties to this Subscription Agreement relating to, or arising out of, this Subscription Agreement, the prevailing party shall be entitled to an award of reasonable attorney’s fees and costs, whether incurred before, during or after trial or at the appellate level. The failure or finding of invalidity of any provision of this Subscription Agreement shall in no manner affect the right to enforce the other provisions of same, and the waiver by any party of any breach of any provision of this Subscription Agreement shall not be construed to be a waiver by such party of any subsequent breach of any other provision.

12.      State Blue Sky Notices:

The following special provisions are applicable solely to the residents of the various states mentioned:

FOR FLORIDA RESIDENTS: THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE FLORIDA SECURITIES ACT, BY REASON OF SPECIFIC EXEMPTIONS THEREUNDER RELATING OT THE LIMITED AVAILABILITY OF THE OFFERING. THESE SECURITIES CANNOT BE SOLD, TRANSFERRED, OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR EXEMPTION FROM REGISTRATION IS AVAILABLE.

THE SHARES REFERRED TO HEREIN WILL BE SOLD TO, AND ACQUIRED BY, THE HOLDER IN A TRANSACTION EXEMPT UNDER SECTION 517.061 OF THE FLORIDA SECURITIES ACT. THE SHARES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. IN ADDITION, ALL FLORIDA RESIDENTS SHALL HAVE THE PRIVILEGE OF VOIDING THE PURCHASE WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SAID PURCHASER, WHICHEVER OCCURS LATER.

13.      Suitability Questions. Please complete all of the following suitability questions which apply to the Investor.

a.        I am an Accredited Investor because I meet one of the following standards:

___     (i)        An individual whose individual net worth, or joint net worth with that individual’s spouse, exceeds $1,000,000 (including the value of homes, home furnishings and personal automobiles).

___     (ii)        Natural person(s) who had an income in excess of $200,000 (individual) or $300,000 (joint) in each of the years 2006 and 2007 and who reasonably expects an income in excess of $200,000 (individual) or $300,000 (joint) in 2008. For purposes of this offering, individual income shall equal adjusted income, as reported in the Investor’s federal tax return, increased by the following amounts: (i) the amount of any tax exempt interest received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) amounts contributed to an IRA or Keogh retirement plan, (v) alimony paid, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code. For the individual test, income related to a spouse is excluded.

___     (iii)       Employee Benefit Plan which has total assets in excess of $5,000,000.

___     (iv)      A Self-Directed Plan with investment decisions made solely by persons that are accredited Investors.

___     (v)       A Trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b) (2) (ii) of the Securities Act.

___     (vi)       Any entity in which all of the equity owners are accredited Investors.

b.        Do you think you have sufficient knowledge of the Company to evaluate the risks associated with investing in the Shares?

Yes___ No___ If so, why?

c.        If you answered “No” to the preceding question, do you have an Investment Advisor or Purchaser Representative upon whom you rely for investment advice?

Yes___	No___

If so, please provide his name and address

d.        Do you understand the nature of the investment in the Shares and the risks involved?

Yes___	No___

e.        Do you understand that unless the Company registers your Shares under the Securities Act, you will not be able to resell the Shares which you purchase, unless you do so in an exempt transaction or unless you comply with the provisions of Rule 144 and applicable state securities laws?

Yes___	No___

f.         Do you understand that there is no assurance of any financial return on this investment and that you run the risk of losing your entire investment?

Yes___	No___

g.         Are you aware that you have the opportunity to inspect the Company’s financial records, legal documents, and other records?

Yes___ No___	Did you do so? Yes___ No___

h.	Are you acting for your own account?

Yes___	No___

If No, please complete the following:

(i)	Capacity in which you are acting (agent, trustee or otherwise):

(ii)	Name, address and telephone number(s) of person(s) you represent:

(iii)	Nature of evidence of authority attached:

14.      Documents Incorporated by Reference. By execution of this Subscription Agreement, the Investor acknowledges that he has been provided with a copy of the following:

•         Form 10-KSB for year ended July 31, 2007.

•         Form 10-QSB for three (3) months ended October 31, 2007, January 31, 2008 and April 30, 2008.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this 30th day of May, 2008.

TYPE OF OWNERSHIP (Check One)

___	INDIVIDUAL OWNERSHIP (One Signature Required)	___	COMMUNITY PROPERTY (one signature required if interest in one name, two signatures required if interest held in both names)

___	JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (both parties must sign)	___	TENANTS IN COMMON (both or all parties must sign)

___	PARTNERSHIP (please include a copy of the partnership agreement authorizing signature)	___	Grantor Trust

___	CORPORATION (please include certified corporate resolution authorizing signature)	___	CUSTODIAN

___	PROFIT SHARING PLAN	___	PENSION PLAN

___	IRA	___	KEOGH

WITNESSES:

Investor Signature

W. Austin Lewis IV

Social Security Number_____________________

Street Address

City, State and Zip

SUBSCRIPTION ACCEPTED:

eAUTOCLAIMS.COM, INC.

By:

Title:

439421v1